UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21477

Western Asset Inflation-Linked Opportunities & Income Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2020

ITEM	1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2020

WESTERN ASSET

INFLATION-LINKED

OPPORTUNITIES &

INCOME

FUND (WIW)

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.

Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assets in inflation-linked securities. The Fund may invest up to 100% of its total managed assets in non-U.S. dollar investments. The Fund may also invest up to 40% of its total managed assets in below investment grade securities.

II	Western Asset Inflation-Linked Opportunities & Income Fund

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Inflation-Linked Opportunities & Income Fund for the six-month reporting period ended May 31, 2020. Please read on for Fund performance information during the Fund’s reporting period.

Special shareholder notice

At the Fund’s annual meeting of shareholders held April 24, 2020, the owners of the common shares of the Fund elected the following Board of Trustees: Susan B. Kerley, Michael Larson (previously elected by shareholders), Ronald L. Olson, and Avedick B. Poladian as Class I Trustees; Robert Abeles, Jr., Jane F. Dasher, Anita L. DeFrantz, and Jane E. Trust as Class II Trustees; and William E.B. Siart, Jaynie Miller Studenmund, and Peter J. Taylor as Class III Trustees. The Class I Trustees, Class II Trustees, and Class III Trustees will hold office until the annual meeting of shareholders in the year 2023, 2021, and 2022, respectively, and until his or her respective successor is duly elected and qualified or until he or she resigns, retires or is otherwise disqualified or removed from office.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President

June 30, 2020

Western Asset Inflation-Linked Opportunities & Income Fund	III

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Performance review

For the six months ended May 31, 2020, Western Asset Inflation-Linked Opportunities & Income Fund returned -1.11% based on its net asset value (“NAV”)i and -1.57% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Government Inflation-Linked 1-10 Year Indexii and the Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Indexiii, returned 3.76% and 5.49%, respectively, for the same period. The Bloomberg Barclays World Government Inflation-Linked All Maturities Indexiv and the Fund’s Custom Benchmarkv returned 3.23% and 5.15%, respectively, over the same time frame.

During this six-month period, the Fund made distributions to shareholders totaling $0.22 per share. As of May 31, 2020, the Fund estimates that 99.95% of the distributions were sourced from net investment income and 0.05% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2020. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2020 (unaudited)
Price Per Share	6-Month Total Return**
$ 12.37 (NAV)	-1.11	%†
$ 10.75 (Market Price)	-1.57	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

One of the distinguishing features of closed-end funds compared to other investment vehicles is the ability to trade at a premium or discount to NAV. Since the Fund is listed on the NYSE, the share price may trade above (premium) or below (discount) its NAV. Whereas the NAV is reflective of the Fund’s underlying investments, the share price is reflective of the overall supply and demand in the marketplace. Historically, the majority of closed-end funds have traded at a discount to NAV. This Fund was no exception to the phenomenon. We believe the Fund’s discount may be driven by a number of factors, including the overall closed-end fund market, current distribution rate and muted demand for inflation-linked

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Inflation-Linked Opportunities & Income Fund	V

Performance review (cont’d)

investment products. While there are actions that may temporarily reduce the discount to NAV, which we discuss with the Board of Trustees, we believe that if investor demand for inflation-linked investments increased, that development, among other factors, may help reduce the Fund’s share price discount to NAV over time. Western Asset Management Company, LLC, the Fund’s investment adviser, continues to believe the Fund offers investors the opportunity for long-term inflation protection while providing a source of diversification for investors’ fixed income portfolios.

Looking for additional information?

The Fund is traded under the symbol “WIW” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XWIWX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Inflation-Linked Opportunities & Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 30, 2020

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed income investment’s price. The Fund is subject to the additional risks associated with inflation protected securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Investments in foreign companies, including emerging markets, involve risks beyond those inherent solely in domestic investments. Leverage may cause a fund to be more volatile than if the fund had not been leveraged, which may increase the risk of investment loss. Derivatives, such as options, futures, forwards and swaps, can be illiquid, create counterparty risk, may disproportionately increase losses, and may have a potentially large impact on fund performance. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities. International investments are subject to currency fluctuations as well as social, economic and political risks. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries.

VI	Western Asset Inflation-Linked Opportunities & Income Fund

An investment in the Fund is subject to the following additional risks. Lower grade securities, or equivalent unrated securities, which are commonly known as “junk bonds,” typically entail greater potential price volatility and have lower liquidity than higher-rated securities. The Fund may have to apply a greater degree of judgment in establishing a price for lower grade securities for purposes of valuing fund shares. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade securities. Lower grade securities are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated securities. Lower grade and unrated securities are generally issued by less creditworthy issuers that may have a larger amount of outstanding debt relative to their assets than issuers of higher grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of lower grade security holders, leaving few or no assets available to repay lower grade security holders. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Lower grade securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems lower grade securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income. Lower grade and unrated securities involve the risk that the Fund’s investment manager may not accurately evaluate the security’s comparative rating. Analysis of the creditworthiness of issuers of lower grade and unrated securities may be more complex than for issuers of higher-quality securities. To the extent that the Fund holds lower grade and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Fund’s investment manager’s credit analysis than if the Fund held exclusively higher-quality and rated securities. If changes in the currency exchange rates do not occur as anticipated, the Fund may lose money on currency transactions. The Fund’s ability to use currency transactions successfully depends on a number of factors, including the currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Fund to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Opportunities & Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. The Fund and the Subsidiary are deemed “commodity pools” and the investment adviser is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The investment adviser, directly or through its affiliates, is subject to dual regulation by the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”).

Due to recent regulatory changes, additional regulatory requirements may be imposed, and additional expenses may be incurred by the Fund. The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time. Investments by the Fund in commodity-linked derivatives

Western Asset Inflation-Linked Opportunities & Income Fund	VII

Performance review (cont’d)

may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered as an investment company and is not subject to all of the investor protections of the Investment Company Act of 1940 (the “1940 Act”). Changes in the laws of the United States and/ or the Cayman Islands could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, shareholders would likely suffer decreased investment returns. The Fund’s exposure to commodities markets, including through the Subsidiary, may be limited by its intention to qualify as a regulated investment company for U.S. federal income tax purposes, and may interfere with its ability to qualify as such.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VIII	Western Asset Inflation-Linked Opportunities & Income Fund

i

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii	The Bloomberg Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. Treasury Inflation–Protected Securities (“TIPS”) market.

iii

 The Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

iv	The Bloomberg Barclays World Government Inflation-Linked All Maturities Index measures the performance of the major government inflation-linked bond markets.

v

The Custom Benchmark is comprised of 90% Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Index, 5% Bloomberg Barclays U.S. Credit Index and 5% JPMorgan Emerging Markets Bond Index Plus (“EMBI+”). The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

Western Asset Inflation-Linked Opportunities & Income Fund	IX

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Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2020 and November 30, 2019 and does not include derivatives such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report	1

Consolidated schedule of investments (unaudited)

May 31, 2020

Western Asset Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 108.9%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	10,954,640	$12,402,592
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	146,134,938	166,696,030	(a)
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	6,399,600	7,641,771
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	15,958,600	21,118,449	(a)
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	25,162,255	31,703,530
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	99,701,985	138,108,468	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	8,359,470	12,073,076
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	13,436,724	19,681,636
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	29,699,800	34,868,594
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	55,419,800	74,293,811	(a)
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	27,315,310	32,750,947	(b)
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/48	9,420,390	12,211,777
U.S. Treasury Bonds, Inflation Indexed	0.250%	2/15/50	9,336,921	10,218,731
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	11,452,200	11,537,572	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	27,369,840	27,437,026
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/22	55,720,875	55,836,719	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	65,246,275	65,937,045	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	13,821,446	13,960,015	(b)
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/23	4,156,600	4,260,875
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/24	12,281,040	12,703,935
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	55,683,226	59,177,216
Total U.S. Treasury Inflation Protected Securities (Cost — $757,217,577)				824,619,815
Corporate Bonds & Notes — 11.4%
Communication Services — 0.0%
Media — 0.0%
Comcast Corp., Senior Notes	3.100%	4/1/25	30,000	32,831
Wireless Telecommunication Services — 0.0%
T-Mobile USA Inc., Senior Secured Notes	3.750%	4/15/27	100,000	107,619	(c)
Total Communication Services				140,450
Energy — 5.2%
Energy Equipment & Services — 0.0%
Halliburton Co., Senior Notes	3.800%	11/15/25	31,000	32,830
Oil, Gas & Consumable Fuels — 5.2%
Apache Corp., Senior Notes	5.250%	2/1/42	910,000	720,612
Apache Corp., Senior Notes	4.250%	1/15/44	2,630,000	1,932,145
BP Capital Markets America Inc., Senior Notes	2.937%	4/6/23	50,000	52,850
BP Capital Markets America Inc., Senior Notes	3.790%	2/6/24	110,000	119,688

See Notes to Consolidated Financial Statements.

2	Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report

Western Asset Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	580,000	$651,965
Continental Resources Inc., Senior Notes	4.900%	6/1/44	2,250,000	1,670,625
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	2,880,000	3,060,618
EOG Resources Inc., Senior Notes	4.375%	4/15/30	70,000	82,992
EOG Resources Inc., Senior Notes	4.950%	4/15/50	250,000	327,165
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	6,590,000	8,265,394
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	660,000	730,599
Gazprom OAO Via Gaz Capital SA, Senior Notes	5.150%	2/11/26	3,720,000	4,138,385	(c)
KazTransGas JSC, Senior Notes	4.375%	9/26/27	4,000,000	4,038,520	(c)
MEG Energy Corp., Secured Notes	6.500%	1/15/25	26,000	25,643	(c)
Noble Energy Inc., Senior Notes	3.900%	11/15/24	500,000	494,735
Noble Energy Inc., Senior Notes	4.950%	8/15/47	3,210,000	2,777,420
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	330,000	282,150
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	2,690,000	1,849,375
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	3,690,000	3,727,306
Range Resources Corp., Senior Notes	5.000%	3/15/23	900,000	816,935
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	2,350,000	2,747,512
YPF SA, Senior Notes	8.500%	7/28/25	1,700,000	1,113,253	(d)
Total Oil, Gas & Consumable Fuels				39,625,887
Total Energy				39,658,717
Financials — 1.7%
Banks — 1.5%
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,060,000	5,441,979
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. USD LIBOR + 4.240%)	5.013%	4/4/51	4,480,000	5,880,153	(e)
Total Banks				11,322,132
Diversified Financial Services — 0.1%
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate or 30 year Treasury Constant Maturity Rate) + 1.800%)	3.570%	12/21/65	2,084,000	946,751	(c)(e)

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report	3

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2020

Western Asset Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — 0.1%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	48,493	$64,852	(c)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	6.450%	2/12/23	182,354	175,628	(c)(e)
Total Insurance				240,480
Total Financials				12,509,363
Health Care — 1.2%
Health Care Equipment & Supplies — 0.1%
Immucor Inc., Senior Notes	11.125%	2/15/22	1,180,000	912,748	(c)
Pharmaceuticals — 1.1%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	2,870,000	3,193,406	(c)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	1,970,000	2,157,475	(c)
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	2,620,000	2,880,415	(c)
Total Pharmaceuticals				8,231,296
Total Health Care				9,144,044
Industrials — 0.7%
Aerospace & Defense — 0.6%
General Dynamics Corp., Senior Notes	4.250%	4/1/40	30,000	37,377
General Dynamics Corp., Senior Notes	4.250%	4/1/50	3,470,000	4,547,062
Total Aerospace & Defense				4,584,439
Industrial Conglomerates — 0.1%
General Electric Co., Senior Notes	3.450%	5/1/27	100,000	99,516
General Electric Co., Senior Notes	3.625%	5/1/30	210,000	208,055
General Electric Co., Senior Notes	4.250%	5/1/40	230,000	224,141
General Electric Co., Senior Notes	4.350%	5/1/50	290,000	283,685
Total Industrial Conglomerates				815,397
Total Industrials				5,399,836
Information Technology — 0.1%
Semiconductors & Semiconductor Equipment — 0.1%
Broadcom Inc., Senior Notes	4.700%	4/15/25	400,000	438,517	(c)
Materials — 2.5%
Metals & Mining — 2.5%
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	1,470,000	1,437,197	(c)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	1,630,000	1,674,307	(c)
ArcelorMittal SA, Senior Notes	6.125%	6/1/25	720,000	782,301
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	330,000	432,932

See Notes to Consolidated Financial Statements.

4	Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report

Western Asset Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	1,170,000		$1,615,205
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	1,620,000		2,256,443
Glencore Finance Canada Ltd., Senior Notes	5.550%	10/25/42	2,330,000		2,470,516	(c)(e)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	750,000		794,414	(c)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	500,000		530,216	(c)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	1,630,000		1,701,474	(c)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	3,440,000		3,847,715
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	1,360,000		1,415,952
Total Materials					18,958,672
Total Corporate Bonds & Notes (Cost — $84,671,620)					86,249,599
Non-U.S. Treasury Inflation Protected Securities — 10.2%
Argentina — 0.2%
Argentina Treasury Bond	1.000%	8/5/21	143,895,609	ARS	1,155,071	(f)
Brazil — 2.3%
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	8/15/30	27,176,226	BRL	6,127,081
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	8/15/50	47,764,276	BRL	11,231,668
Total Brazil					17,358,749
Canada — 0.7%
Canada Government Real Return Bond	0.500%	12/1/50	6,075,011	CAD	4,899,454
Italy — 4.0%
Italy Buoni Poliennali Del Tesoro	3.100%	9/15/26	24,152,931	EUR	30,370,384	(d)
Mexico — 1.3%
Mexican Udibonos	2.000%	6/9/22	224,940,205	MXN	10,129,669
Russia — 0.9%
Russian Federal Inflation Linked Bond — OFZ	2.500%	2/2/28	499,661,321	RUB	7,154,798
Uruguay — 0.8%
Uruguay Government International Bond	4.250%	4/5/27	245,298,501	UYU	5,900,634
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $84,509,052)					76,968,759
Collateralized Mortgage Obligations (g) —8.3%
Banc of America Funding Trust, 2015-R2 4A2 (1 mo. USD LIBOR + 0.165%)	0.801%	9/29/36	13,462,092		12,252,887	(c)(e)
Banc of America Funding Trust, 2015-R2 5A2	0.831%	9/29/36	8,445,546		6,356,357	(c)(e)

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report	5

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2020

Western Asset Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (g) — continued
BHMS, 2018-ATLS D (1 mo. USD LIBOR + 2.250%)	2.434%	7/15/35	4,220,000	$3,365,134	(c)(e)
BXMT Ltd., 2020-FL2 A (1 mo. USD LIBOR + 0.900%)	1.084%	2/16/37	1,310,000	1,250,145	(c)(e)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	1,288,902	593,653
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 M1	4.000%	8/25/56	3,690,000	3,474,464	(c)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 M2	4.000%	8/25/56	5,170,000	4,277,866	(c)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	3.618%	10/25/29	2,660,000	2,732,994	(e)
Federal National Mortgage Association (FNMA) — CAS, 2017-C06 1B1 (1 mo. USD LIBOR + 4.150%)	4.318%	2/25/30	2,950,000	2,373,714	(c)(e)
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1M2 (1 mo. USD LIBOR + 2.100%)	2.268%	10/25/39	2,860,000	2,725,726	(c)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.814%	2/12/49	1,254,222	496,987	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.493%	2/15/51	41,387	39,285	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN FFL (1 mo. USD LIBOR + 2.500%)	2.682%	1/16/37	4,650,000	4,142,846	(c)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFL (1 mo. USD LIBOR + 3.000%)	3.182%	1/16/37	4,656,000	3,897,106	(c)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.688%	1/16/37	4,570,000	4,052,669	(c)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN XH, IO	0.600%	1/16/37	13,600,000	41,062	(c)(e)
Lehman Mortgage Trust, 2006-5 2A2, IO (-1.000 X 1 mo. USD LIBOR + 7.150%)	6.982%	9/25/36	2,735,511	823,843	(e)
Morgan Stanley Mortgage Loan Trust, 2007-11AR 2A3	3.094%	6/25/37	86,778	57,637	(e)
MRCD Mortgage Trust, 2019-PARK A	2.718%	12/15/36	2,530,000	2,523,358	(c)

See Notes to Consolidated Financial Statements.

6	Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report

Western Asset Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (g) — continued
Natixis Commercial Mortgage Securities Trust, 2019-TRUE A (1 mo. USD LIBOR + 2.011%)	2.193%	4/18/24	5,700,000		$5,599,503	(c)(e)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR3 A1B (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 1.000%)	2.691%	2/25/46	1,852,185		1,635,735	(e)
Total Collateralized Mortgage Obligations (Cost — $62,847,667)					62,712,971
Sovereign Bonds — 6.7%
Argentina — 0.0%
Argentine Bonos del Tesoro, Bonds	16.000%	10/17/23	40,060,000	ARS	176,902	(f)
Brazil — 0.2%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	1,900,000	BRL	371,371
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	4,090,000	BRL	869,878
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	570,000	BRL	125,449
Total Brazil					1,366,698
Chile — 1.0%
Bonos de la Tesoreria de la Republica en pesos, Bonds	5.000%	3/1/35	4,785,000,000	CLP	7,815,755
Indonesia — 1.7%
Indonesia Government International Bond, Senior Notes	3.850%	7/18/27	400,000		431,698	(c)
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	1,790,000		1,900,362
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	430,000		521,715	( c)
Indonesia Government International Bond, Senior Notes	4.750%	7/18/47	880,000		1,020,832	(c)
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	2,010,000		2,239,516
Indonesia Treasury Bond	7.000%	5/15/27	100,812,000,000	IDR	6,847,419
Total Indonesia					12,961,542
Mexico — 2.3%
Mexican Bonos, Bonds	8.000%	11/7/47	51,280,000	MXN	2,554,067

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report	7

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2020

Western Asset Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — continued
Mexican Bonos, Senior Notes	7.750%	11/13/42	217,320,000	MXN	$10,508,235
Mexico Government International Bond, Senior Notes	4.500%	4/22/29	3,720,000		4,028,332
Total Mexico					17,090,634
Nigeria — 0.0%
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	280,000		249,603	(c)
Qatar — 0.6%
Qatar Government International Bond, Senior Notes	4.000%	3/14/29	3,770,000		4,260,194	(c)
Russia — 0.5%
Russian Federal Bond — OFZ	7.050%	1/19/28	250,000,000	RUB	3,963,233
United Arab Emirates — 0.4%
Abu Dhabi Government International Bond, Senior Notes	3.875%	4/16/50	2,550,000		2,916,563	(c)
Total Sovereign Bonds (Cost — $53,204,128)					50,801,124
Asset-Backed Securities — 0.6%
Bear Stearns Asset Backed Securities Trust, 2007-SD2 2A1 (1 mo. USD LIBOR + 0.400%)	0.568%	9/25/46	42,326		39,117	(e)
Origen Manufactured Housing Contract Trust, 2007-B A1 (1 mo. USD LIBOR + 1.200%)	1.384%	10/15/37	4,534,201		4,393,904	(c)(e)
Security National Mortgage Loan Trust, 2006-3A A2	5.830%	1/25/37	59,863		59,637	(c)(e)
Total Asset-Backed Securities (Cost — $4,205,264)					4,492,658
Total Investments before Short-Term Investments (Cost — $1,046,655,308)					1,105,844,926

			Shares
Short-Term Investments — 3.3%
Dreyfus Government Cash Management, Institutional Shares (Cost — $25,378,106)	0.095%		25,378,106		25,378,106
Total Investments — 149.4% (Cost — $1,072,033,414)					1,131,223,032
Liabilities in Excess of Other Assets — (49.4)%					(374,209,889)
Total Net Assets — 100.0%					$757,013,143

See Notes to Consolidated Financial Statements.

8	Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report

Western Asset Inflation-Linked Opportunities & Income Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(g)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

Abbreviation(s) used in this schedule:

ARS	— Argentine Peso

BRL	— Brazilian Real

CAD	— Canadian Dollar

CAS	— Connecticut Avenue Securities

CLP	— Chilean Peso

CMT	— Constant Maturity Treasury

EUR	— Euro

GTD	— Guaranteed

IDR	— Indonesian Rupiah

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

RUB	— Russian Ruble

USD	— United States Dollar

UYU	— Uruguayan Peso

At May 31, 2020, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Credit Suisse	2.600%	4/8/2019	TBD**	$20,137,500	U.S. Treasury Inflation Protected Securities	$22,251,851

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report	9

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2020

Western Asset Inflation-Linked Opportunities & Income Fund

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Morgan Stanley & Co. Inc.	1.830%	12/13/2019	6/12/2020	$311,657,500	U.S. Treasury Inflation Protected Securities	$325,561,325
Morgan Stanley & Co. Inc.	1.830%	3/9/2020	6/12/2020	45,075,000	U.S. Treasury Inflation Protected Securities	44,540,654
				$376,870,000		$392,353,830

*	Refer to the Consolidated Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**

TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements. The rates for these agreements are variable. The rate disclosed is the rate as of May 31, 2020.

Schedule of Written Options
OTC Written Options
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
U.S. Dollar/Mexican Peso, Put (Premiums received — $141,815)	Goldman Sachs Group Inc.	7/24/20	25.52	MXN	3,710,000	3,710,000	$(536,341)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviation(s) used in this schedule:

MXN	— Mexican Peso

At May 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	1,194	6/20	$293,374,857	$297,597,037	$4,222,180
90-Day Eurodollar	78	3/21	19,187,189	19,457,100	269,911
Brent Crude	374	12/20	11,844,010	14,739,340	2,895,330
Copper	400	9/20	22,791,168	24,380,000	1,588,832
Euro	60	6/20	8,599,344	8,325,750	(273,594)
Gold 100 Ounce	42	8/20	7,411,372	7,357,141	(54,231)
Mexican Peso	388	6/20	8,333,270	8,722,240	388,970
U.S. Treasury 2-Year Notes	254	9/20	56,084,448	56,094,312	9,864
U.S. Treasury 5-Year Notes	380	9/20	47,713,019	47,737,500	24,481

See Notes to Consolidated Financial Statements.

10	Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report

Western Asset Inflation-Linked Opportunities & Income Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy continued
WTI Crude	323	12/20	$8,835,670	$11,925,160	$3,089,490
					12,161,233
Contracts to Sell:
British Pound	67	6/20	5,283,620	5,161,513	122,107
U.S. Treasury Long-Term Bonds	1,285	9/20	229,086,629	229,211,875	(125,246)
U.S. Treasury Ultra Long- Term Bonds	18	9/20	3,909,906	3,924,562	(14,656)
					(17,795)
Net unrealized appreciation on open futures contracts					$12,143,438

At May 31, 2020, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	106,000,000	USD	4,468,803	Citibank N.A.	6/17/20	$297,963
EUR	4,250,000	USD	4,706,875	Goldman Sachs Group Inc.	6/17/20	12,601
MXN	76,500,000	USD	3,427,880	Goldman Sachs Group Inc.	6/17/20	12,286
USD	338,900	EUR	310,000	BNP Paribas SA	7/16/20	(5,558)
USD	11,646,702	EUR	10,690,000	BNP Paribas SA	7/16/20	(231,544)
USD	23,736,101	EUR	21,712,000	BNP Paribas SA	7/16/20	(389,293)
BRL	23,090,931	USD	4,396,531	Citibank N.A.	7/16/20	(78,909)
EUR	1,000,000	USD	1,090,411	Citibank N.A.	7/16/20	20,744
IDR	52,969,535,174	USD	3,204,449	Citibank N.A.	7/16/20	398,717
BRL	2,330,000	USD	439,664	Goldman Sachs Group Inc.	7/16/20	(3,993)
BRL	9,680,000	USD	1,826,587	Goldman Sachs Group Inc.	7/16/20	(16,587)
GBP	4,241,448	USD	5,290,189	Goldman Sachs Group Inc.	7/16/20	(50,943)
JPY	897,550,000	USD	8,262,451	Goldman Sachs Group Inc.	7/16/20	66,107
RUB	2,925,784,058	USD	36,468,593	Goldman Sachs Group Inc.	7/16/20	4,845,751
USD	27,661,831	MXN	680,937,470	Goldman Sachs Group Inc.	7/16/20	(2,826,145)
USD	2,922,430	RUB	210,000,000	Goldman Sachs Group Inc.	7/16/20	(42,933)
BRL	15,280,000	USD	2,890,162	JPMorgan Chase & Co.	7/16/20	(33,055)
INR	642,419,942	USD	8,204,597	JPMorgan Chase & Co.	7/16/20	251,227
USD	433,991	AUD	696,486	JPMorgan Chase & Co.	7/16/20	(30,262)
USD	4,706,124	CAD	6,648,383	JPMorgan Chase & Co.	7/16/20	(122,653)
USD	8,411,043	EUR	7,665,846	JPMorgan Chase & Co.	7/16/20	(106,899)
COP	54,160,819,992	USD	13,178,617	Morgan Stanley & Co. Inc.	7/16/20	1,280,270

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report	11

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2020

Western Asset Inflation-Linked Opportunities & Income Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MYR	41,682,245	USD	9,507,811	Morgan Stanley & Co. Inc.	7/16/20	$60,068
USD	1,698,561	CLP	1,466,113,233	Goldman Sachs Group Inc.	7/17/20	(133,228)
Total						$3,173,732

Abbreviation(s) used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CLP	— Chilean Peso

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

MYR	— Malaysian Ringgit

RUB	— Russian Ruble

USD	— United States Dollar

At May 31, 2020, the Fund had the following open swap contracts:

	CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$39,783,000	8/31/23	2.500% semi-annually	3-Month LIBOR quarterly	$(2,481)	$(2,888,723)
	22,250,000	8/31/24	Daily U.S. Federal Funds Intraday Effective Rate annually	0.125% annually	8,818	49,632
	87,348,000	8/31/24	3-Month LIBOR quarterly	0.380% semi-annually	25,256	238,778
	14,120,000	4/7/25	0.802%*	CPURNSA*	91,118	(38,244)
Total	$163,501,000				$122,711	$(2,638,557)

See Notes to Consolidated Financial Statements.

12	Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report

Western Asset Inflation-Linked Opportunities & Income Fund

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Appreciation
Citibank N.A.	$30,000,000	3/31/30	1.158%*	CPURNSA	*	—	$485,602

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.HY.34 Index	$62,982,100	6/20/25	5.000% quarterly	$(1,245,761)	$(3,178,722)	$1,932,961
Markit CDX.NA.IG.34 Index	174,645,000	6/20/25	1.000% quarterly	1,892,719	(714,938)	2,607,657
Total	$237,627,100			$646,958	$(3,893,660)	$4,540,618

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	One time payment made at termination date.

Abbreviation(s) used in this table:

CPURNSA	— U.S. CPI Urban Consumers NSA Index

LIBOR	— London Interbank Offered Rate

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report	13

Consolidated statement of assets and liabilities (unaudited)

May 31, 2020

Assets:
Investments, at value (Cost — $1,072,033,414)	$1,131,223,032
Foreign currency, at value (Cost — $3,730,504)	3,856,950
Unrealized appreciation on forward foreign currency contracts	7,245,734
Deposits with brokers for open futures contracts	5,866,730
Interest receivable	5,714,445
Deposits with brokers for centrally cleared swap contracts	2,190,210
OTC swaps, at value (premiums paid — $0)	485,602
Receivable from broker — net variation margin on centrally cleared swap contracts	462,933
Receivable for securities sold	190,065
Prepaid expenses	33,954
Total Assets	1,157,269,655

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	376,870,000
Deposits from brokers for open reverse repurchase agreements	7,874,000
Payable for securities purchased	6,190,208
Unrealized depreciation on forward foreign currency contracts	4,072,002
Interest expense payable	3,512,391
Payable to broker — net variation margin on open futures contracts	696,922
Written options, at value (premiums received — $141,815)	536,341
Investment management fee payable	329,328
Administration fee payable	47,047
Trustees’ fees payable	41,196
Accrued expenses	87,077
Total Liabilities	400,256,512
Total Net Assets	$757,013,143

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 61,184,134 shares issued and outstanding	$819,718,608
Total distributable earnings (loss)	(62,705,465)
Total Net Assets	$757,013,143

Shares Outstanding	61,184,134

Net Asset Value	$12.37

See Notes to Consolidated Financial Statements.

14	Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report

Consolidated statement of operations (unaudited)

For the Six Months Ended May 31, 2020

Investment Income:
Interest	$14,465,160
Less: Foreign taxes withheld	(54,837)
Total Investment Income	14,410,323

Expenses:
Interest expense (Note 3)	3,542,501
Investment management fee (Note 2)	1,982,667
Administration fees (Note 2)	283,238
Excise tax (Note 1)	228,910
Legal fees	211,481
Trustees’ fees	105,733
Transfer agent fees	59,638
Custody fees	51,212
Fund accounting fees	41,861
Audit and tax fees	27,257
Commodity pool reports	20,010
Stock exchange listing fees	15,583
Shareholder reports	9,436
Insurance	6,740
Miscellaneous expenses	6,482
Total Expenses	6,592,749
Net Investment Income	7,817,574

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(9,678,554)
Futures contracts	(46,387,680)
Written options	5,354,140
Swap contracts	(1,794,580)
Forward foreign currency contracts	(11,198,187)
Foreign currency transactions	(611,663)
Net Realized Loss	(64,316,524)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	28,548,898
Futures contracts	11,613,049
Written options	(217,533)
Swap contracts	3,395,386
Forward foreign currency contracts	3,581,383
Foreign currencies	286,316
Change in Net Unrealized Appreciation (Depreciation)	47,207,499
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(17,109,025)
Decrease in Net Assets From Operations	$(9,291,451)

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report	15

Consolidated statements of changes in net assets

For the Six Months Ended May 31, 2020 (unaudited) and the Year Ended November 30, 2019	2020	2019

Operations:
Net investment income	$7,817,574	$23,613,004
Net realized loss	(64,316,524)	(11,329,098)
Change in net unrealized appreciation (depreciation)	47,207,499	62,103,767
Increase (Decrease) in Net Assets From Operations	(9,291,451)	74,387,673

Distributions to Shareholders From (Note 1):
Total distributable earnings	(13,215,773)	(26,431,546)
Decrease in Net Assets From Distributions to Shareholders	(13,215,773)	(26,431,546)
Increase (Decrease) in Net Assets	(22,507,224)	47,956,127

Net Assets:
Beginning of period	779,520,367	731,564,240
End of period	$757,013,143	$779,520,367

See Notes to Consolidated Financial Statements.

16	Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report

Consolidated statement of cash flows (unaudited)

For the Six Months Ended May 31, 2020

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(9,291,451)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(347,555,702)
Sales of portfolio securities	342,326,299
Net purchases, sales and maturities of short-term investments	9,002,958
Net inflation adjustment	(4,548,092)
Net amortization of premium (accretion of discount)	1,749,971
Decrease in receivable for securities sold	17,496,450
Decrease in interest receivable	411,770
Increase in receivable from broker — net variation margin on centrally cleared swap contracts	(462,933)
Increase in prepaid expenses	(9,035)
Decrease in payable to broker — net variation margin on centrally cleared swap contracts	(12,708)
Decrease in payable for securities purchased	(11,697,318)
Increase in investment management fee payable	572
Increase in Trustees’ fees payable	13,309
Increase in administration fee payable	82
Increase in interest expense payable	2,125,848
Decrease in accrued expenses	(116,556)
Decrease in premiums received from written options	(2,115,083)
Increase in payable to broker — net variation margin on open futures contracts	317,443
Net realized loss on investments	9,678,554
Change in net unrealized appreciation (depreciation) of investments, written options, OTC swap contracts and forward foreign currency contracts	(32,271,753)
Net Cash Used by Operating Activities*	(24,957,375)

Cash Flows From Financing Activities:
Distributions paid on common stock	(13,215,773)
Increase in payable for reverse repurchase agreements	17,907,500
Net Cash Provided in Financing Activities	4,691,727
Net Decrease in Cash and Restricted Cash	(20,265,648)
Cash and restricted cash at beginning of period	24,305,538
Cash and restricted cash at end of period	$4,039,890

*	Included in operating expenses is cash of $1,416,253 paid for interest on borrowings.

The following table provides a reconciliation of cash and restricted cash reported within the Consolidated Statement of Assets and Liabilities that sums to the total of such amounts shown on the Consolidated Statement of Cash Flows.

May 31, 2020
Cash	$3,856,950
Restricted cash	182,940
Total cash and restricted cash shown in the Consolidated Statement of Cash Flows	$4,039,890

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. It is separately reported on the Consolidated Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report	17

Consolidated financial highlights

For a share of common stock outstanding throughout each year ended November 30, unless otherwise noted:
	2020[1,2]	2019[1]	2018[1]	2017[1]	2016[1,3]	2015[1,4]	2014[1,4]

Net asset value, beginning of period	$12.74	$11.96	$12.79	$12.37	$12.16	$12.96	$13.24

Income (loss) from operations:
Net investment income	0.13	0.39	0.42	0.38	0.34	0.25	0.38
Net realized and unrealized gain (loss)	(0.28)	0.82	(0.82)	0.46	0.24	(0.68)	(0.22)
Total income (loss) from operations	(0.15)	1.21	(0.40)	0.84	0.58	(0.43)	0.16

Less distributions from:
Net investment income	(0.22) [5]	(0.43)	(0.43)	(0.42)	(0.29)	(0.11)	(0.36)
Net realized gains	—	—	—	—	—	(0.02)	(0.08)
Return of capital	—	—	—	—	(0.08)	(0.24)	—
Total distributions	(0.22)	(0.43)	(0.43)	(0.42)	(0.37)	(0.37)	(0.44)

Net asset value, end of period	$12.37	$12.74	$11.96	$12.79	$12.37	$12.16	$12.96

Market price, end of period	$10.75	$11.14	$10.30	$11.31	$10.93	$10.29	$11.30
Total return, based on NAV[6,7]	(1.11)%	10.25%	(3.21)%	6.99%	4.69%	(3.42)%	1.09%
Total return, based on Market Price[8]	(1.57)%	12.53%	(5.32)%	7.42%	9.85%	(5.83)%	4.03%

Net assets, end of period (millions)	$757	$780	$732	$782	$757	$744	$793

Ratios to average net assets:
Gross expenses	1.73%[9]	1.82%	1.72%	1.44%	1.40%[9]	1.13%	0.95%
Net expenses	1.73 [9]	1.82	1.72	1.44	1.40 [9]	1.13	0.95
Net investment income	2.05 [9]	3.07	3.36	3.04	3.00 [9]	1.98	2.84

Portfolio turnover rate	31%	35%	48%	57%	70%	59%	49%

See Notes to Consolidated Financial Statements.

18	Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2020 (unaudited).

[3]	For the period January 1, 2016 through November 30, 2016.

[4]	For the year ended December 31.

[5]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, realized capital gains, return of capital or a combination thereof. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report	19

Notes to consolidated financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation-Linked Opportunities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective. Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assets in inflation-linked securities. The Fund may invest up to 100% of its total managed assets in non-U.S. dollar investments. The Fund may also invest up to 40% of its total managed assets in below investment grade securities. If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Opportunities & Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. The Fund may invest up to 25% of its total assets in the Subsidiary; although 10% of total managed assets may be utilized for commodity-related strategies. These financial statements are consolidated financial statements of the Fund and the Subsidiary. All interfund transactions have been eliminated in consolidation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are

20	Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report

available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report	21

Notes to consolidated financial statements (unaudited) (cont’d)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
U.S. Treasury Inflation Protected Securities	—	$824,619,815	—	$824,619,815
Corporate Bonds & Notes	—	86,249,599	—	86,249,599
Non-U.S. Treasury Inflation Protected Securities	—	76,968,759	—	76,968,759
Collateralized Mortgage Obligations	—	62,712,971	—	62,712,971
Sovereign Bonds	—	50,801,124	—	50,801,124
Asset-Backed Securities	—	4,492,658	—	4,492,658
Total Long-Term Investments	—	1,105,844,926	—	1,105,844,926
Short-Term Investments†	$25,378,106	—	—	25,378,106
Total Investments	$25,378,106	$1,105,844,926	—	$1,131,223,032

22	Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$12,611,165	—	—	$12,611,165
Forward Foreign Currency Contracts	—	$7,245,734	—	7,245,734
Centrally Cleared Interest Rate Swaps	—	288,410	—	288,410
OTC Interest Rate Swaps	—	485,602	—	485,602
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection	—	4,540,618	—	4,540,618
Total Other Financial Instruments	$12,611,165	$12,560,364	—	$25,171,529
Total	$37,989,271	$1,118,405,290	—	$1,156,394,561

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options	—	$536,341	—	$536,341
Futures Contracts	$467,727	—	—	467,727
Forward Foreign Currency Contracts	—	4,072,002	—	4,072,002
Centrally Cleared Interest Rate Swaps	—	2,926,967	—	2,926,967
Total	$467,727	$7,535,310	—	$8,003,037

†	See Consolidated Schedule of Investments for additional detailed categorizations.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium

Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report	23

Notes to consolidated financial statements (unaudited) (cont’d)

received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future

24	Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report

date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report	25

Notes to consolidated financial statements (unaudited) (cont’d)

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Consolidated Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount.

As of May 31, 2020, the total notional value of all credit default swaps to sell protection was $237,627,100. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/ entity.

For average notional amounts of swaps held during the six months ended May 31, 2020, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

26	Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Consolidated Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Consolidated Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the

Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report	27

Notes to consolidated financial statements (unaudited) (cont’d)

cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(i) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase

28	Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report

agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Consolidated Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Consolidated Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Consolidated Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Consolidated Statement of Cash Flows.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report	29

Notes to consolidated financial statements (unaudited) (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

30	Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.

Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment adviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report	31

Notes to consolidated financial statements (unaudited) (cont’d)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

As of May 31, 2020, the Fund held OTC written options and forward foreign currency contracts with credit related contingent features which had a liability position of $4,608,343. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

At May 31, 2020, the Fund held collateral from Citibank N.A., Goldman Sachs Group Inc. and JPMorgan Chase & Co. in the amounts of $888,611, $4,173,423 and $205,254, respectively. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Trustees. The actual source of the Fund’s monthly distributions may be from net investment income, realized capital gains, return of capital or a combination thereof. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). Shareholders will be informed of the tax characteristics of the distributions after the close of the 2020 fiscal year. The Board of Trustees may modify, terminate or suspend

32	Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report

the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. During the period, the Fund paid $228,910 of federal excise taxes attributable to calendar year 2019.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Management Agreement with Western Asset Management Company, LLC (“Western Asset” or the “Investment Adviser”), which provides for payment of a monthly fee computed at the annual rate of 0.35% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly

Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report	33

Notes to consolidated financial statements (unaudited) (cont’d)

assets,” liabilities associated with any instrument or transactions used by the Investment Adviser to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) are not considered a liability.

During periods when the Fund is using leverage, the fee paid to the Investment Adviser for advisory services will be higher than if the Fund did not use leverage because the fee paid will be calculated on the basis of the Fund’s average weekly assets, which includes the assets attributable to leverage.

Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Ltd (“Western Asset Japan” and together with Western Asset Singapore and Western Asset London) are also the Fund’s investment advisers. Western Asset Singapore, Western Asset London and Western Asset Japan provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. denominated securities. Western Asset Singapore, Western Asset London and Western Asset Japan do not receive any compensation from the Fund.

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Administrator”), an affiliate of the Investment Adviser, provides certain administrative, accounting, shareholder servicing and corporate secretarial and related functions pursuant to an Administrative Services Agreement with the Fund. The Fund pays the Administrator a monthly fee at the annual rate of 0.05% of the Fund’s average weekly assets.

3. Investments

During the six months ended May 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$95,567,094	$251,988,608
Sales	37,671,898	304,654,401

34	Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report

At May 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,072,033,414	$83,028,456	$(23,838,838)	$59,189,618
Swap contracts	(3,770,949)	5,314,630	(2,926,967)	2,387,663
Written options	(141,815)	—	(394,526)	(394,526)
Futures contracts	—	12,611,165	(467,727)	12,143,438
Forward foreign currency contracts	—	7,245,734	(4,072,002)	3,173,732

Transactions in reverse repurchase agreements for the Fund during the six months ended May 31, 2020 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$369,509,467	1.92%	$376,870,000

*	Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 1.83% to 2.60% during the six months ended May 31, 2020. Interest expense incurred on reverse repurchase agreements totaled $3,541,031.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at May 31, 2020.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Commodity Risk	Total
Futures contracts[2]	$4,526,436	$511,077	—	$7,573,652	$12,611,165
OTC swap contracts	485,602	—	—	—	485,602
Centrally cleared swap contracts[3]	288,410	—	$4,540,618	—	4,829,028
Forward foreign currency contracts	—	7,245,734	—	—	7,245,734
Total	$5,300,448	$7,756,811	$4,540,618	$7,573,652	$25,171,529

Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report	35

Notes to consolidated financial statements (unaudited) (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Written options	—	$536,341	—	$536,341
Futures contracts[2]	$139,902	273,594	$54,231	467,727
Centrally cleared swap contracts[3]	2,926,967	—	—	2,926,967
Forward foreign currency contracts	—	4,072,002	—	4,072,002
Total	$3,066,869	$4,881,937	$54,231	$8,003,037

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended May 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Commodity Risk	Total
Purchased options[1]	$(770,236)	—	—	—	$(770,236)
Written options	5,354,140	—	—	—	5,354,140
Futures contracts	(24,596,131)	$(195,836)	—	$(21,595,713)	(46,387,680)
Swap contracts	282,714	—	$(2,077,294)	—	(1,794,580)
Forward foreign currency contracts	—	(11,198,187)	—	—	(11,198,187)
Total	$(19,729,513)	$(11,394,023)	$(2,077,294)	$(21,595,713)	$(54,796,543)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in the Consolidated Statement of Operations.

36	Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Commodity Risk	Total
Purchased options[1]	$(5,086)	—	—	—	$(5,086)
Written options	176,993	$(394,526)	—	—	(217,533)
Futures contracts	2,328,530	568,796	—	$8,715,723	11,613,049
Swap contracts	(938,041)	—	$4,333,427	—	3,395,386
Forward foreign currency contracts	—	3,581,383	—	—	3,581,383
Total	$1,562,396	$3,755,653	$4,333,427	$8,715,723	$18,367,199

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in the Consolidated Statement of Operations.

During the six months ended May 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$44,786
Written options	1,514,448
Futures contracts (to buy)	805,848,551
Futures contracts (to sell)	278,952,393
Forward foreign currency contracts (to buy)	121,326,124
Forward foreign currency contracts (to sell)	80,086,359

Average Notional Balance
Interest rate swap contracts	$101,645,286
Credit default swap contracts (to sell protection)	105,916,729

†	At May 31, 2020, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of May 31, 2020.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[2]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4]
BNP Paribas SA	—	$(626,395)	$(626,395)	—	$(626,395)
Citibank N.A.	$1,203,026	(78,909)	1,124,117	$(888,611)	235,506
Goldman Sachs Group Inc.	4,936,745	(3,610,170)	1,326,575	(4,173,423)	(2,846,848)
JPMorgan Chase & Co.	251,227	(292,869)	(41,642)	(205,254)	(246,896)
Morgan Stanley & Co. Inc.	1,340,338	—	1,340,338	—	1,340,338
Total	$7,731,336	$(4,608,343)	$3,122,993	$(5,267,288)	$(2,144,295)

Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report	37

Notes to consolidated financial statements (unaudited) (cont’d)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Consolidated Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Distributions subsequent to May 31, 2020

The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/23/2020	6/30/2020	$0.0310
7/24/2020	7/31/2020	$0.0310
8/24/2020	8/31/2020	$0.0310
9/23/2020	9/30/2020	$0.0310

6. Stock repurchase program

On March 2, 2016, the Fund announced that the Fund’s Board of Trustees (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended May 31, 2020, the Fund did not repurchase any shares.

7. Deferred capital losses

As of November 30, 2018, the Fund had deferred capital losses of $46,789,122, which have no expiration date, that will be available to offset future taxable capital gains.

8. Other matters

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, the Fund’s investment manager and subadvisers, each currently a subsidiary of Legg Mason, would become a subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

38	Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s management contract, and any related subadvisory contract(s), where applicable. Therefore, the Fund’s Board has approved new management and subadvisory contracts that have been presented to the shareholders of the Fund for their approval.

*  *  *

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

Western Asset Inflation-Linked Opportunities & Income Fund 2020 Semi-Annual Report	39

Board approval of new management and new subadvisory agreements (unaudited)

On February 18, 2020, Franklin Resources, Inc., a global investment management organization operating, together with its subsidiaries, as Franklin Templeton (“Franklin Templeton”) and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement (the “Transaction Agreement”) for Franklin Templeton to acquire Legg Mason in an all-cash transaction. As part of this transaction, the Fund’s investment manager, Western Asset Management Company, LLC (“Western Asset”), and the Fund’s subadvisers, Western Asset Management Company Limited in London, Western Asset Management Company Pte. Ltd. in Singapore and Western Asset Management Company Ltd in Japan (each a “Subadviser,” and together, the “Subadvisers,” and collectively with Western Asset, the “Advisers”), each currently a wholly owned subsidiary of Legg Mason, would become a wholly owned subsidiary of Franklin Templeton (the “Transaction”). The Transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the Transaction is expected to be consummated in the latter part of 2020. Under the Investment Company Act of 1940, as amended (the “1940 Act”), consummation of the Transaction will result in the automatic termination of the Fund’s current management agreement with Western Asset (the “Current Management Agreement”) and the current subadvisory agreements between Western Asset and each of the Subadvisers (the “Current Subadvisory Agreements” and, collectively, the “Current Agreements”).Therefore, at a meeting of the Board of Trustees of the Fund held on May 14, 20201, the Board, including the Trustees who are not considered to be “interested persons” of the Fund (the “Independent Trustees”) under the 1940 Act, approved a new management agreement (the “New Management Agreement”) between the Fund and Western Asset and the new sub-advisory agreements (the “New Sub-Advisory Agreements”, collectively, the “New Agreements”) between Western Asset and the Subadvisers , each an affiliate of Western Asset, with respect to the Fund. The Board also authorized the Fund’s officers to submit the New Agreements to Fund shareholders for their approval. Fund shareholders were sent notice of the shareholder meeting and a proxy statement in May, 2020. In the event the Fund’s shareholders do not approve the New Agreements and the Transaction is completed, the Directors have also approved an interim investment management agreement between Western Asset and the Fund (the “Interim Management Agreement”) and interim sub-advisory agreements between Western Asset and the Subadvisers (the “Interim Sub-advisory Agreements” and, collectively, the “Interim Agreements”) that will take effect upon the closing of the Transaction to enable Western Asset and the Subadvisers to serve as investment managers of the Fund following the termination of the Current Agreements and pending shareholder approval of the New Agreements.

[1]

This meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 25, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of COVID-19. All Trustees participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Trustees, including a majority of the Independent Trustees, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

40	Western Asset Inflation-Linked Opportunities & Income Fund

At the May 14 meeting, which included a meeting of the full Board and a separate meeting of the Independent Trustees, the Board considered, among other things, whether it would be in the best interests of the Fund and its shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Fund and its shareholders. To assist the Board in its consideration of the New Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction between Legg Mason and Franklin Templeton.

On May 6, 2020, the Independent Trustees met by video conference with representatives of Legg Mason to discuss the Transaction and the New Agreements. In addition, the Independent Trustees met separately, with the assistance of their independent legal counsel, to discuss and evaluate the information provided and to consider what additional information was desired.

The Independent Trustees considered, among other things, whether it would be in the best interests of the Fund and its shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Fund and its shareholders. To assist the Trustees in their consideration of the New Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction between Legg Mason and Franklin Templeton.

Before or during the May 14, 2020 meeting, the Trustees sought additional information as they deemed necessary and appropriate. In connection with the Trustees’ consideration of the New Agreements, the Independent Trustees worked with their independent legal counsel to prepare requests for information that were submitted to Franklin Templeton and Legg Mason. The Trustees requested information relevant to the consideration of the New Agreements and other anticipated impacts of the Transaction on the Fund and its shareholders. Franklin Templeton and Legg Mason provided documents and information in response to the request for information. Following their review of this information, the Independent Trustees submitted supplemental due diligence requests for additional information to Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to this supplemental diligence request, which the Trustees reviewed. Senior management representatives from Franklin Templeton and Legg Mason participated in a portion of the meeting and addressed various questions raised by the Trustees.

Western Asset Inflation-Linked Opportunities & Income Fund	41

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

At the May 14, 2020 meeting, representatives of Legg Mason (including representatives of each Adviser) and Franklin Templeton made presentations to, and responded to questions from, the Trustees. After the presentations and after reviewing the written materials provided, the Independent Trustees met in executive session with their counsel to consider the New Agreements.

The Trustees’ evaluation of the New Agreements reflected the information provided specifically in connection with their review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Agreements at in-person meetings and at other prior Board meetings.

Among other things, the Trustees considered:

(i)	the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii)	that Franklin Templeton has informed the Trustees that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii)

that Franklin Templeton and Legg Mason have informed the Trustees that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Advisers, including compliance and other non-advisory services, and have represented that there are not expected to be any changes in the portfolio management personnel managing the Fund as a result of the Transaction;

(iv)

that Franklin Templeton and Legg Mason have informed the Trustees regarding transition plans, including Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing;

(v)	that there are not expected to be any changes to the Fund’s custodian or other service providers as a result of the Transaction;

(vi)	that Franklin Templeton does not expect to propose any changes to the investment objective of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction;

(vii)	the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

42	Western Asset Inflation-Linked Opportunities & Income Fund

(viii)	that Franklin Templeton and Legg Mason will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(ix)	the fact that the Fund’s contractual management fee rates will remain the same and will not increase by virtue of the New Agreements;

(x)

the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Current Agreement except for their respective dates of execution, effectiveness and termination;

(xi)	the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Trustees approve the New Agreements;

(xii)

that the Current Agreements are the product of multiple years of review and negotiation and information received and considered by the Trustees in the exercise of their business judgment during those years, and that within the past year the Trustees had performed a full review of and approved the Current Agreements as required by the 1940 Act and had determined in the exercise of the Trustees’ business judgment that each applicable Adviser had the capabilities, resources and personnel necessary to provide the services provided to the Fund, and that the management and subadvisory fees paid by or in respect of the Fund, represented reasonable compensation to the Advisers in light of the services provided, the costs to the applicable Adviser of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Trustees considered relevant in the exercise of their business judgment, and represented an appropriate sharing between Fund shareholders and the Advisers of any economies of scale in the management of the Fund at current and anticipated asset levels;

(xiii)	that the Current Agreements were considered and approved in November 2019;

(xiv)

that the Fund will not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated; and

(xv)

that under the Transaction Agreement Franklin Templeton acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton represented to the Trustees that it would conduct its business such that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board shall be “interested

Western Asset Inflation-Linked Opportunities & Income Fund	43

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

persons” (as defined in the 1940 Act) of any investment adviser for a Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on the Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Trustees considered information received in connection with the most recent Board approval/continuation of each Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New Agreements. The Trustees noted that although Western Asset’s business is operated through separate legal entities, such as the Subadvisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Subadvisers. Therefore, in connection with their deliberations noted below, the Trustees primarily focused on the information provided by Western Asset when considering the approval of the New Sub-Advisory Agreements between Western Asset and the Subadvisers with respect to the Fund in addition to the information provided by Franklin Templeton in connection with their evaluation of the New Agreements. The Trustees also noted that the Fund does not pay any management fees directly to any of the Subadvisers because Western Asset pays the Subadvisers for services provided to the Fund out of the management fee Western Asset receives from the Fund. In connection with the most recent approval/continuation of each Current Agreement, and in connection with their review of each New Agreement, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The information provided and presentations made to the Trustees encompassed the Fund and all other funds for which the Trustees have responsibility. The discussion below covers both the advisory and the administrative functions rendered by Western Asset, both of which functions are encompassed by the New Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the New Subadvisory Agreements.

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed approval of the New Management Agreement and the New Subadvisory Agreements. The Independent Trustees also reviewed the proposed approval of the New

44	Western Asset Inflation-Linked Opportunities & Income Fund

Management Agreement and the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of Western Asset and the Subadvisers were present. The Independent Trustees considered the New Management Agreement and the New Subadvisory Agreements separately in the course of their review. In doing so, they noted the respective roles of Western Asset and the Subadvisers in providing services to the Fund.

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund by Western Asset and the Subadvisers under the Current Agreements. In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Agreements, the Trustees considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser, and that Franklin Templeton and Legg Mason have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Advisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. The Trustees have received information at regular meetings throughout the past year related to the services rendered by Western Asset in its management of the Fund’s affairs and Western Asset’s role in coordinating the activities of the Fund’s other service providers. The Trustees’ evaluation of the services provided by Western Asset and the Subadvisers took into account the Trustees’ knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of Western Asset and the Subadvisers, and the quality of Western Asset’s administrative and shareholder support services. In addition, the Trustees reviewed the quality of Western Asset’s and the Subadvisers’ services with respect to compliance with the investment policies of the Fund and conditions that might affect Western Asset’s or a Subadviser’s ability to provide high quality services to the Fund in the future under the New Agreements, including its business reputation, financial condition and operational stability. The Trustees observed that the scope of services provided by Western Asset and the Subadvisers, and the undertakings required of Western Asset and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Trustees also noted that on a regular basis they received and reviewed information from Western Asset and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and took that information into account in their evaluation of the New Agreements. The Trustees also considered the risks associated with the Fund borne by Western Asset and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as Western Asset’s and the Subadvisers’ risk management processes.

Western Asset Inflation-Linked Opportunities & Income Fund	45

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

The Trustees considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition.

The Trustees also reviewed the qualifications, backgrounds and responsibilities of Western Asset’s and the Subadvisers’ senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Trustees considered the experience of each Adviser’s personnel in providing the types of services that the Adviser is responsible for providing to the Fund; the ability of each Adviser to attract and retain capable personnel; the investment philosophy and research and decision-making processes of the Subadvisers; the capability and integrity of each Adviser’s senior management and staff; and the level of skill required to provide the applicable services to the Fund. The Trustees also considered the financial resources of Legg Mason and Franklin Templeton and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Trustees considered the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. The Trustees also considered the policies and practices of Western Asset and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund. In addition, the Trustees considered management’s periodic reports to the Trustees on, among other things, its business plans and any organizational changes. Based on the foregoing, the Trustees concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that Western Asset and each of the Subadvisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Trustees received and considered performance information for the Fund as well as for a group of closed-end bond funds and the Bloomberg Barclays U.S. Government Inflation-Linked 1-10 Year Index (the “Index”). The Trustees were provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Fund’s peer group. As in previous reviews, it was noted that while the Trustees found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Trustees also noted that they had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Trustees considered the Fund’s performance in light of overall financial market conditions.

46	Western Asset Inflation-Linked Opportunities & Income Fund

The Trustees noted that the Fund had met its primary objective of providing current income to shareholders, the performance of the Fund exceeded its peer group’s average performance for the one-, three-, five- and ten-year periods ended December 31, 2019. With respect to the Fund, the Trustees considered the factors involved in the Fund’s performance relative to the performance of the Index and the Fund’s peer group.

Based on their review of the materials provided and the assurances received from Franklin Templeton and Legg Mason, the Trustees determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by each Adviser and that the Transaction was not expected to have an adverse effect on the ability of Western Asset and Subadvisers to provide those services, and the Trustees concluded that, overall, the nature, extent and quality of services expected to be provided, including performance, under the New Agreements were sufficient for approval.

The Trustees considered that they had reviewed the Fund’s management fee and total expense ratio at the 2019 contract renewal meetings. The Trustees considered that the New Agreements do not change the Fund’s management fee rate or the computation method for calculating such fees.

The Trustees also considered the management fee payable by the Fund and the total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly managed funds, as well as fees paid by Western Asset’s other U.S. clients investing primarily in an asset class similar to that of the Fund, including separate accounts managed by Western Asset. The Trustees observed that, when measured as a percentage of net assets (including assets attributable to leverage) for its most recently completed fiscal year, the Fund’s management fee paid by the Fund to Western Asset was below the average of the advisory fees paid by funds in its peer group and that total expenses for the Fund were below the average of the total expenses of the funds in its peer group. The Trustees noted that Western Asset manages one other account with a similar investment strategy to the Fund and it has the same management fee rate as the Fund. The Trustees further noted that Western Asset does not manage open-end funds or separate accounts with similar investment strategies to the Fund, although they noted that the management fee paid by the Fund was higher than the average of the fees paid by clients of Western Asset for certain other accounts (“Other Accounts”). The Trustees noted that the administrative and operational responsibilities undertaken and associated risks incurred by Western Asset with respect to the Fund were also relatively higher and that the Fund’s investment strategy included certain asset classes and other features not included in the Other Accounts. In light of the foregoing, the Trustees concluded that the difference in management fees paid by the Fund from those paid to Western Asset with respect to the Other Accounts was reasonable.

Western Asset Inflation-Linked Opportunities & Income Fund	47

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

In evaluating the costs of the services to be provided by Western Asset and Subadvisers under the New Agreements, the Trustees considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Trustees determined that the Transaction would not increase the total fees payable by the Fund for management services.

Taking all of the above into consideration, as well as the factors identified below, the Trustees determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

The Trustees received and considered an analysis of the profitability of Western Asset and its affiliates in providing services to the Fund. The Trustees also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Trustees received information with respect to Western Asset’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The profitability of Western Asset and its affiliates was considered by the Trustees not excessive in light of the nature, extent and quality of the services provided to the Fund. The Trustees noted that Western Asset does not have soft dollar arrangements.

The Trustees considered, in light of the profitability information provided by Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Trustees concluded that because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth.

The Trustees noted that Franklin Templeton and Legg Mason are expected to realize cost savings from the Transaction based on synergies of operations. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Advisers’ profitability from their relationship with the Fund, nor to quantify at this time any possible future economies of scale. The Trustees noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

The Trustees further evaluated the benefits of the advisory relationship to Western Asset and the Subadvisers, including, among others, the profitability of the relationship to Western Asset and the Subadvisers, the direct and indirect benefits that Western Asset and

48	Western Asset Inflation-Linked Opportunities & Income Fund

each Subadviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between Western Asset, the Subadvisers and Legg Mason Partners Fund Advisor, LLC, the Fund’s administrator. The Trustees considered other benefits received by Western Asset, the Subadvisers and their affiliates as a result of the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of Western Asset and the Subadvisers to the Fund, the Trustees considered that the ancillary benefits that Western Asset and its affiliates received are reasonable. In evaluating the fall-out benefits to be received by Western Asset and the Subadvisers under the New Agreements, the Trustees considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Agreements. The Board considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Fund. The Board also considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment that they were generally satisfied with the quality of services being provided by Western Asset and the Subadvisers, but they would continue to closely monitor the performance of Western Asset and the Subadvisers. After consideration of all the factors and information, and in the exercise of their business judgment, the Trustees, including the Independent Trustees, concluded that the New Agreements, including the fees payable thereunder, were fair and reasonable and that entering into the New Agreements for the Fund was in the best interests of the Fund’s shareholders and approved the New Agreements and recommended that shareholders approve the New Agreements.

Western Asset Inflation-Linked Opportunities & Income Fund	49

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Inflation-Linked Opportunities & Income Fund was held on April 24, 2020 for the purpose of considering and voting upon the proposal presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:

Election of Trustees

Nominees	Votes For	Votes Withheld
Robert Abeles, Jr.	47,137,312	8,962,024
Jane F. Dasher	47,105,610	8,993,726
Anita L. DeFrantz	47,097,985	9,001,351
Susan B. Kerley	47,119,413	8,979,923
Michael Larson	46,772,745	9,326,591
Avedick B. Poladian	47,153,967	8,945,369
William E. B. Siart	47,140,256	8,959,080
Jaynie Miller Studenmund	47,119,685	8,979,651
Peter J. Taylor	47,167,084	8,932,252
Ronald Olson	47,157,966	8,941,370
Jane E. Trust	47,118,016	8,981,320

At May 31, 2020, the Trustees of the Fund were Robert Abeles, Jr., Jane F. Dasher, Anita L. DeFrantz, Susan B. Kerley, Michael Larson, Ronald L. Olson, Avedick B. Poladian, William E.B. Siart, Jaynie Miller Studenmund, Peter J. Taylor and Jane E. Trust.

50	Western Asset Inflation-Linked Opportunities & Income Fund

Dividend reinvestment plan (unaudited)

The Fund and Computershare Inc. (“Agent”), as the Transfer Agent and Registrar of WIW, offer a convenient way to add shares of WIW to your account. WIW offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIW unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIW, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIW through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional information regarding the plan

WIW will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to Computershare Inc, 462 South 4th Street, Suite 1600 Louisville, KY 40202. Investor Relations telephone number 1-888-888-0151.

Western Asset Inflation-Linked Opportunities & Income Fund	51

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Western Asset

Inflation-Linked Opportunities & Income Fund

Trustees*

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

*	During the Fund’s annual meeting held April 24, 2020, shareholders elected a new group of board members to the Fund’s Board of Trustees, who join Michael Larson (previously elected by shareholders).

Western Asset Inflation-Linked Opportunities & Income Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment advisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Administrator

Legg Mason Partners Fund Advisor, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD 21202

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol

WIW

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Funds’ website at www.lmcef.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Inflation-Linked Opportunities & Income Fund

Western Asset Inflation-Linked Opportunities & Income Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Inflation-Linked Opportunities & Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX013851 7/20 SR20-3923

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit  99.CERT

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Inflation-Linked Opportunities & Income Fund

By:	/s/ Jane Trust
Jane Trust
President

Date:	July 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
President

Date:	July 23, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	July 23, 2020